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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       Form 8-K

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934

Date of Report (Date of
earliest event reported):          February 4, 1998
                                   ----------------

                                    TDS CAPITAL II
-------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)

Delaware                        1-13853                       36-7208942
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(State or other               (Commission                   (IRS Employer
jurisdiction of               File Number)             Identification No.)
incorporation)

c/o Telephone and Data Systems, Inc.
30 North LaSalle Street, Chicago, Illinois                             60602
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(Address of principal executive offices)                             (Zip code)

Registrant's telephone number,
including area code:  (312) 630-1900
                      ---------------------------------------------------------

                                         N/A
-------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)

                           TELEPHONE AND DATA SYSTEMS, INC.
-------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)

Iowa                               1-8251                   36-2669023
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(State or other                (Commission                  (IRS Employer
jurisdiction of                File Number)            Identification No.)
incorporation)

30 North LaSalle Street, Chicago, Illinois                             60602
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(Address of principal executive offices)                             (Zip code)

Registrant's telephone number,
including area code:  (312) 630-1900
                      ---------------------------------------------------------

                                         N/A
-------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)

     The Exhibit Index is located on Page 4 of 4 Total Pages.



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ITEM 5.  OTHER EVENTS

     On December 18, 1997, Telephone and Data Systems, Inc., a Delaware Corporation (the "Company"), filed a preliminary proxy statement pursuant to
Section 14 of the Securities Exchange Act of 1934, as amended, which became incorporated by reference into the registration statement on Form S-3 (File No. 333-38355) filed by the Company, TDS Capital I, TDS Capital II and TDS Capital III (the "Registration Statement") pursuant to the Securities Act of 1933, as amended, and declared effective by the Securities and Exchange Commission on October 29, 1997. This Current Report on Form 8-K is being filed for the purpose of filing the consent of independent accountants as an exhibit, so that their report may be included in a Prospectus Supplement relating to $150 million aggregate liquidation amount of Trust Originated Preferred Securities of TDS Capital II proposed to be issued under the Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  EXHIBITS

          The exhibit accompanying this report is listed in the accompanying
Exhibit Index.


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                                      SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         TDS CAPITAL II


                         By:  TELEPHONE AND DATA SYSTEMS, INC.,
                                as Sponsor

                         By:  /s/ Murray L. Swanson
                            -------------------------------
                              Murray L. Swanson
                              Executive Vice President-Finance &
                                   Chief Financial Officer


                         TELEPHONE AND DATA SYSTEMS, INC.


                         By:  /s/ Murray L. Swanson
                            -------------------------------
                              Murray L. Swanson
                              Executive Vice President-Finance &
                                   Chief Financial Officer


Date:  February 4, 1998


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                                    EXHIBIT INDEX


     Exhibit
      Number     Description of Exhibit
      ------     ----------------------
       23.1      Consent of Independent Accounts




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